                                                                  EXHIBIT 10.113

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

================================================================================
                               SECOND AMENDMENT TO
                             PRIME VENDOR AGREEMENT
================================================================================

        THIS SECOND AMENDMENT TO PRIME VENDOR AGREEMENT ("SECOND AMENDMENT") is among Cardinal Health* ("Cardinal"), and Coram Healthcare Corporation ("CORAM").

        WHEREAS, Cardinal and Coram executed a Prime Vendor Agreement, dated October 1, 1998 (the "AGREEMENT"), and such Agreement was amended as of January 1, 2000, pursuant a first amendment (the "FIRST AMENDMENT").

        WHEREAS, the parties desire to further amend the Agreement as set forth below.

        NOW THEREFORE, in consideration of the foregoing recitals, the parties hereby agree as follows:

     1. SECTION 12, TERM. Section 12, Term shall be amended to extend the initial term of the Agreement through December 31, 2007. In addition, the ninety
(90) day notice period for early termination shall be changed one hundred eighty
(180) days.

     2. EXHIBIT A, PRICING MATRIX. Exhibit A of the First Amendment shall be deleted in its entirety and replaced with Amended Exhibit A attached hereto.

     3. EFFECTIVE DATE; MISCELLANEOUS. This Amendment shall be effective as of October 12, 2003 "EFFECTIVE Date"). Except as otherwise amended herein, the terms and conditions of the Agreement shall remain in full force and effect. Capitalized terms not defined herein will have the same meaning ascribed to them in the Agreement, it being the intent of the parties that the Agreement and this Amendment will be applied and construed as a single instrument. To the extent there are any inconsistencies between the provisions of this Second Amendment and the provisions of the Agreement, as amended, the provisions of this Second Amendment will control.


CARDINAL HEALTH*                       CORAM HEALTHCARE CORPORATION


BY: /s/ John E. Grimm                  BY: /s/ Frank Geiger
   --------------------------------       --------------------------------------

NAME: John E. Grimm                    NAME: Frank Geiger
     ------------------------------         ------------------------------------

TITLE: SVP Alternate Care              TITLE: Senior Vice President, MM
      -----------------------------          -----------------------------------

DATE: January 26, 2004                 DATE: January 20, 2004
     ------------------------------         ------------------------------------


*The term "CARDINAL HEALTH" means the following pharmaceutical distribution companies including: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.



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                                       1     Coram Amendment Revised 1.16.04

                                                               AMENDED EXHIBIT A
                                                               -----------------

                                 PRICING MATRIX

----------------------------------------------------------------------------------------------------------------------
                QUALIFIED MONTHLY PURCHASES                                   PAYMENT TERMS (0 DSO)
----------------------------------------------------------------------------------------------------------------------
                  $5,500,000 - $6,500,000                                              [*]
----------------------------------------------------------------------------------------------------------------------
                  $6,500,001 - $7,500,000                                              [*]
----------------------------------------------------------------------------------------------------------------------
                  $7,500,001 - $8,500,000                                              [*]
----------------------------------------------------------------------------------------------------------------------
                 $8,500,001 - $10,000,000                                              [*]
----------------------------------------------------------------------------------------------------------------------
                    $10,000,001 - Above                                                [*]
----------------------------------------------------------------------------------------------------------------------


Coram will be eligible to receive a rebate off of its total Qualified Purchases based upon Coram's Qualified Purchases of generic Rx Products off of Cardinal's generics contract portfolio(s) as set forth below ("REBATE"). The Rebate will be calculated on a quarterly basis and paid in the form of a credit memo within forty-five (45) days of the end of the applicable calendar quarter.

----------------------------------------------------------------------------------------------------------------------
 QUALIFIED PURCHASES OF GENERIC RX PRODUCTS OFF OF CARDINAL'S                           REBATE
  GENERICS CONTRACT PORTFOLIO(s) (COMPARED TO TOTAL QUALIFIED
                          PURCHASES)
----------------------------------------------------------------------------------------------------------------------
                          2.1% - 3.0%                                                     [*]
----------------------------------------------------------------------------------------------------------------------
                          3.1% - 4.0%                                                     [*]
----------------------------------------------------------------------------------------------------------------------
                          4.1% - 5.0%                                                     [*]
----------------------------------------------------------------------------------------------------------------------
                          5.1% - 6.0%                                                     [*]
----------------------------------------------------------------------------------------------------------------------
                          6.1% - 7.0%                                                     [*]
----------------------------------------------------------------------------------------------------------------------
                          7.1% - 8.0%                                                     [*]
----------------------------------------------------------------------------------------------------------------------

The Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the Merchandise purchased by Coram under the terms of this Agreement. Cardinal and Coram agree to use their best efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. Section 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. Section 1001.952(h). In this regard, Coram may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Coram.



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                                       2     Coram Amendment Revised 1.16.04